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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 3, 2001





                       MORGAN STANLEY ABS CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                       333-64909             13-3939229
----------------------------           -------------       -------------------
(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
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  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  761-4000
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with the offering of the Morgan Stanley ABS Capital I Inc
Asset-Backed Notes, Series 2001-1 (the "Notes"), Morgan Stanley & Co. Incorporated, as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: collateral information, yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1    Derived Materials filed on Form SE dated April 3, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.




                                        By:    /s/Robert A. Feldman
                                            -----------------------------
                                            Name:   Robert A. Feldman
                                            Title:  Vice President



Dated:  April 3, 2001

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Exhibit Index

Exhibit             Description                                        Page
-------             -----------                                        ----
99.1                Derived Materials filed on Form SE dated            6
                    April 3, 2001

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                                 Exhibit 99.1